PENSION AND OTHER POSTRETIREMENT BENEFITS - Reconciliation For Assets Measure At Fair Value Using Level 3 (Details) - Significant Other Observable Inputs (Level 3) - International - Insurance contracts
$ in Millions
12 Months Ended
Jan. 02, 2021 USD ($)
Reconciliation of Level 3 assets
Balance at the beginning of the year	$ 36.3
Net realized and unrealized gain	0.5
Purchases	4.0
Settlements	(3.6)
Impact of changes in foreign currency exchange rates	4.0
Balance at the end of the year	$ 41.2